Motley Fool Innovative Growth Factor ETF

A series of The RBB Fund, Inc.

Nasdaq: MFIG

SUMMARY PROSPECTUS

December 7, 2025

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information (“SAI”), reports to shareholders and information about the Fund at https://www.fooletfs.com/resources.html. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to prospectus@foolfunds.com. The Fund’s Prospectus, dated December 7, 2025, and the Fund’s SAI, dated December 7, 2025, each as may be amended from time to time, are incorporated by reference into this Summary Prospectus.

Motley Fool Innovative Growth Factor ETF

Summary Section

Investment Objective

The Motley Fool Innovative Growth Factor ETF (the “Innovative Growth Fund”) seeks investment results that correspond (before fees and expenses) generally to the total return performance of the Motley Fool Innovative Growth Index (the “Innovative Growth Index” – for more on this, see the “Principal Investment Strategies” section).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Innovative Growth Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Innovative Growth Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.50%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%

Example

This Example is intended to help you compare the cost of investing in the Innovative Growth Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Innovative Growth Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Innovative Growth Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$51	$160

Portfolio Turnover

The Innovative Growth Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Innovative Growth Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Innovative Growth Fund’s performance. No portfolio turnover rate is provided for the Innovative Growth Fund because the Fund had not commenced operations prior to the date of this Prospectus.

Principal Investment Strategies

The Innovative Growth Fund is an exchange-traded fund (“ETF”) and employs a “passive management” – or indexing – investment approach designed to track the total return performance, before fees and expenses, of the Innovative Growth Index. Motley Fool Asset Management, LLC (the “Adviser”) serves as the investment adviser to the Innovative Growth Fund.

The Motley Fool Innovative Growth Index

The Innovative Growth Index was established in 2025 by Motley Fool Investment Analytics, LLC (the “Index Provider”), and is a proprietary, rules-based index designed to track the performance of the highest scoring stocks of U.S. companies, measured by a stock’s Innovative Growth Factor Score, that have been recommended by the analysts and newsletters of The Motley Fool, LLC (“TMF”) and that also meet certain liquidity requirements. Both the Index Provider and TMF are affiliates of the Adviser.

Innovative Growth is a measure of a stock’s attractiveness based on measures of recent and expected future growth, such as realized sales growth, margin improvement, growth flow and investment intensity.

The Index Provider’s “recommendation universe” includes all companies domiciled in the United States that are either active recommendations of a newsletter published by TMF or are among the 150 highest rated U.S. companies in TMF’s analyst opinion database, subject to universe continuity rules. With respect to universe continuity, the Innovative Growth Index is constructed utilizing a buffering methodology. The buffer is intended to reduce index turnover from movements in constituent weightings that could result in a company dropping out of the index only to be added back with the next rebalance. Specifically, stocks ranked in the top 105 positions based on TMF’s analyst opinion database (70% of the 150-stock target) are automatically included in the candidate universe. Additionally, companies that were previously eligible based on their TMF analyst ratings will still be included as long as their rank is equal to or better than 195 (130% of the 150-stock target). Stocks are then added based on conviction score rank until the 150-stock target is reached.

Companies that meet the requirements for universe inclusion must also meet the minimum requirements for liquidity and for calculating the Innovative Growth Factor Score. Specifically, the liquidity requirements mandate that at least $1 million worth of a company’s shares trade daily, on average, during the preceding three months. With respect to calculating innovative growth, a stock must be assigned numerical values for each of the three component scores that comprise the Innovative Growth Factor Score. Additionally, stocks must have positive raw values for each Innovative Growth component score in order to be included in the candidate stock universe for the Innovative Growth Index on a given weighting date.

The Index Provider’s proprietary Innovative Growth Factor Score is a composite score that utilizes modified calculations of growth metrics such as long-term growth, gross profit growth, earnings per share forecasts and revisions, and investment intensity to assess a company’s innovative growth attractiveness. To determine final index membership, candidate stocks are first ranked based on their composite Innovative Growth Factor Scores. The top 100 stocks are then selected based on index continuity rules. If fewer than 100 stocks remain after liquidity and metric-specific growth screens are applied, then all eligible securities are included in the index.

Each selected company’s share of the Innovative Growth Index (or “weighting”) is set to equal the company’s share of all Innovative Growth Index companies’ aggregate market value multiplied by their respective Innovative Growth Factor Scores. A maximum position size limit of 4.8% is also enforced (tested at the time of rebalancing and subject to index continuity rules). The Innovative Growth Index is reconstituted and rebalanced quarterly.

The index methodology for the Innovative Growth Index applies an enhanced calculation logic to reconstitutions and special month-end rebalances as needed to keep the Innovative Growth Index constituent weights in conformity with tax code diversification requirements for registered investment companies. When applicable, position weights will be adjusted during a reconstitution or special rebalance to ensure that no individual position exceeds 24% of the Innovative Growth Index and the percentage of the Innovative Growth Index comprised of individual positions in excess of 4.8% does not cumulatively exceed 48%.The Innovative Growth Index will typically include 70-100 companies at any one time and may contain companies of any size capitalization. The Innovative Growth Index is calculated and administered by VettaFi, LLC (the “Index Calculation Agent”), which is not affiliated with the Innovative Growth Fund or the Adviser. The Index Provider also serves as the Adviser to the Innovative Growth Fund. Additional information regarding the Innovative Growth Index, including its value, is available on the websites of the Innovative Growth Index at www.foolindices.com and the Index Calculation Agent, at www.vettafi.com.

The Innovative Growth Fund’s Investment Strategy

Under normal circumstances, at least 80% of the Innovative Growth Fund’s total assets (exclusive of any collateral held from securities lending) will be invested in the component securities of the Innovative Growth Index. The Adviser expects that, over time, if it has sufficient assets, the correlation between the Innovative Growth Fund’s performance and that of the Innovative Growth Index, before fees and expenses, will be 95% or better.

The Innovative Growth Fund will generally use a “replication” strategy to achieve its investment objective, meaning it generally will invest in all of the component securities of the Innovative Growth Index. However, the Innovative Growth Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Innovative Growth Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Innovative Growth Index as a whole, when the Adviser believes it is in the best interests of the Innovative Growth Fund (e.g., when replicating the Innovative Growth Index involves practical difficulties or substantial costs, a Innovative Growth Index constituent becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations that apply to the Innovative Growth Fund but not to the Innovative Growth Index).

The Innovative Growth Fund generally may invest up to 20% of its total assets (exclusive of any collateral held from securities lending) in securities or other investments not included in the Innovative Growth Index, but which the Adviser believes will help the Innovative Growth Fund track the Innovative Growth Index. For example, the Innovative Growth Fund may invest in securities that are not components of the Innovative Growth Index to reflect various corporate actions and other changes to the Innovative Growth Index (such as reconstitutions, additions and deletions).

The Innovative Growth Fund is non-diversified for the purposes of the Investment Company Act of 1940, as amended (“1940 Act”), which means that the Innovative Growth Fund may invest in fewer securities at any one time than a diversified fund. To the extent the Innovative Growth Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry, the Innovative Growth Fund will concentrate its investments to approximately the same extent as the Innovative Growth Index.

The Innovative Growth Fund may also seek to increase its income by lending securities.

The Innovative Growth Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

Principal Investment Risks

The value of the Innovative Growth Fund’s investments may decrease, which will cause the value of the Innovative Growth Fund’s Shares to decrease. As a result, you may lose money on your investment in the Innovative Growth Fund, and there can be no assurance that the Innovative Growth Fund will achieve its investment objective. Each risk summarized below is considered a “principal risk” of investing in the Innovative Growth Fund, regardless of the order in which it appears. The following are the principal risks that could affect the value of your investment:

●

Affiliated Index Provider and Shared Personnel Risk. The Fund tracks the Innovative Growth Index (the “Underlying Index”), which is owned by the Index Provider, an affiliate of the Adviser. The Adviser and the Index Provider share common personnel: who are both portfolio managers of the Fund and also responsible for the design, maintenance, and periodic reconstitution of the Underlying Index. The Underlying Index’s methodology relies on investment signals published in TMF newsletters and TMF analyst’s opinion database (“Publications”). While the portfolio managers do not have influence over the content of these Publications, they are responsible for interpreting the Publications’ signals to determine the specific list of securities (the “Index Constituents”) that will comprise the Underlying Index. This process can involve subjective judgment.

Because the portfolio managers determine the Index Constituents, they are in possession of material non-public information regarding Underlying Index changes prior to the public release of the Underlying Index value. There is no “firewall” between the Index Provider and the Fund’s trading desk.

This structure exposes the Fund to the risk that the portfolio managers could interpret the Publications signals to benefit the Fund’s trading execution. For example, the portfolio managers might avoid including a less liquid security recommended by a newsletter because it would be difficult for the Fund to buy, or they might delay a rebalance to assist the Fund’s tax management strategies. Such actions could cause the Underlying Index to deviate from the investment thesis of the Publications.

●

Company and Market Risk. The common stock of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer-than-expected earnings or management decisions, changes in the industry in which the company is engaged, or a reduction in the demand for a company’s products or services). A variety of factors including economic, political, financial, public health crises (such as epidemics or pandemics), threatened or actual imposition of tariffs, or other disruptive events (whether real, expected or perceived) in the U.S. and global markets may adversely affect securities markets generally, which could adversely affect the value of the Innovative Growth Fund’s investments in common stocks. In addition, the rights of holders of common stock are subordinate to the rights of preferred shares and debt holders.

●

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to the Innovative Growth Fund’s assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Innovative Growth Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent the Innovative Growth Fund’s investors from purchasing, redeeming or exchanging shares or receiving distributions. The Innovative Growth Fund and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Innovative Growth Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Innovative Growth Fund or its service providers may adversely impact and cause financial losses to the Innovative Growth Fund or its shareholders. Issuers of securities in which the Innovative Growth Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyberfailures.

●

Equity Markets Risk. The equity securities held in the Innovative Growth Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Innovative Growth Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

●	ETF Risk. The Innovative Growth Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

●

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Innovative Growth Fund. The Innovative Growth Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Innovative Growth Fund Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Innovative Growth Fund Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of the Innovative Growth Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Innovative Growth Fund Shares.

●

Secondary Market Trading Risk. Although Shares are listed on a national securities exchange, the Nasdaq Stock Market LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Innovative Growth Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

●

Growth Investing Risk. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be volatile and may also be more expensive, relative to their earnings or assets, compared to value or other stocks. In addition, growth stocks as a group may fall out of favor and underperform the overall equity market.

●

Index Rankings and Methodology Risk. Factors used by TMF’s analysts in their qualitative and quantitative analysis of companies included in the Innovative Growth Index, and the weight placed on those factors, may not be predictive of a security’s value and, thus, have an adverse effect on the Innovative Growth Fund. In addition, changes in TMF’s recommendations or rankings methodologies may have an adverse effect on the Innovative Growth Fund. Factors that affect a security’s value can change over time, and these changes may not be reflected in the Innovative Growth Index methodology. Moreover, the methodology and the calculation of the Innovative Growth Index could be subject to errors. If the composition of the Innovative Growth Index reflects such errors, the Innovative Growth Fund’s portfolio can be expected to reflect the errors, too.

●

Large-Capitalization Investing Risk. Investments in securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

●

Model Risk. The Innovative Growth Fund utilizes proprietary models based on quantitative analysis to achieve its investment objective. However, there is no guarantee that the Adviser’s use of these models will result in effective investment decisions. The performance of investments selected by these models may not align with predictions due to various factors, including the specific factors incorporated, their respective weightings, deviations from historical trends, or issues in the models’ construction and implementation.

●

New Fund Risk. The Innovative Growth Fund is a recently organized, non-diversified management investment company with a limited operating history. In addition, there can be no assurance that the Innovative Growth Fund will grow to, or maintain, an economically viable size, in which case the Board of Directors (the “Board”) of The RBB Fund, Inc. (the “Company”) may determine to liquidate the Innovative Growth Fund.

●

Non-Diversification Risk. The Innovative Growth Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. Since the Innovative Growth Fund is non-diversified, its NAV, market price and total returns may fluctuate or fall more than a diversified fund. Gains or losses on a single stock may have a greater impact on the Innovative Growth Fund.

●

Operational Risk. The Innovative Growth Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Innovative Growth Fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or systems failures. The Innovative Growth Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

●

Passive Investment Risk. The Innovative Growth Fund is not actively managed and the Adviser does not attempt to take defensive positions in any market conditions, including adverse markets. The Innovative Growth Fund and its Adviser will not sell shares of an equity security due to current or projected underperformance of a security, industry, or sector, unless that security is removed from the Innovative Growth Index or the selling of shares of that security is otherwise required upon a reconstitution of the Innovative Growth Index as addressed in the Innovative Growth Index methodology.

●

Securities Lending Risk. The Innovative Growth Fund may lend portfolio securities to institutions, such as certain broker-dealers. The Innovative Growth Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Innovative Growth Fund.

●

Tracking Error Risk. As with all index funds, the performance of the Innovative Growth Fund and the Innovative Growth Index may differ from each other for a variety of reasons. For example, the Innovative Growth Fund incurs operating expenses and portfolio transaction costs not incurred by the Innovative Growth Index. In addition, the Innovative Growth Fund may not be fully invested in the securities of the Innovative Growth Index at all times or may hold securities not included in the Innovative Growth Index.

Performance Information: Performance information for the Innovative Growth Fund is not included because the Fund had not commenced operations prior to the date of this Prospectus. Performance information will be available once the Innovative Growth Fund has at least one calendar year of performance. Updated performance information will be available on the Innovative Growth Fund’s website at fooletfs.com.

Management

Investment Adviser

Motley Fool Asset Management, LLC serves as the investment adviser.

Portfolio Managers

Team Member	Primary Titles	Start Date with Fund
Anthony Arsta, CFA®	Chief Investment Officer, Portfolio Manager	Since Inception.
Ayal Cusner, CFA®	Head of Investing Product, Portfolio Manager	Since Inception.
William H. Mann III	Chief Investment Strategist, Portfolio Manager	Since Inception.
Nathan Ronci, CFA®	Head of Quantitative Investing, Portfolio Manager	Since Inception.
Charles L. Travers, Jr.	Portfolio Manager	Since Inception.

Purchase and Sale of Fund Shares

Shares are listed on the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Once available, information on the Innovative Growth Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, will be provided at www.fooletfs.com.

The Innovative Growth Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. Creation Units generally consist of 10,000 Shares, though this may change from time to time. The Innovative Growth Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Innovative Growth Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Innovative Growth Fund’s Adviser, or its affiliates may pay Intermediaries for certain activities related to the Innovative Growth Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Innovative Growth Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Innovative Growth Fund over another investment. Any such arrangements do not result in increased Innovative Growth Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

MFAM-IGF-25